UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2025

Enovis Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Address of principal executive offices) (Zip Code)

(302) 252-9160

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ENOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced by Enovis Corporation (the “Company”), on February 25, 2025, Matthew L. Trerotola notified the Board of Directors (the “Board”) of the Company of his intention to retire from his current position as Chief Executive Officer (“CEO”) of the Company, effective upon his successor being appointed by the Board and assuming the position as CEO of the Company (the “Appointment Date”). On March 13, 2025, the Company and Mr. Trerotola entered into a retirement and transition agreement (the “Agreement”) that sets forth the terms of Mr. Trerotola’s continued employment with the Company as an Executive Advisor to the Company and his successor for a period of one year from the Appointment Date (such period, the “Transition Period”).

Pursuant to the Agreement, Mr. Trerotola will continue to receive his current annual base salary through the second calendar month following the Appointment Date, and thereafter, for the duration of the Transition Period, will receive a reduced base salary that is commensurate with his level of involvement in transition matters; provided that such reduced base salary shall not be less than 50% of his current base salary. During the Transition Period, Mr. Trerotola will remain eligible to receive the prerequisites and participate in the employee benefit plans and programs in which he currently participates, but will not be eligible to receive any additional equity or long-term incentive cash awards under the Company’s long-term incentive plans.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

10.1	Retirement and Transition Agreement dated March 13, 2025

104	Cover Page Interactive Data File - The cover page from this Current Report on Form 8-K is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2025

ENOVIS CORPORATION

By:	/s/ Bradley J. Tandy
Name:	Bradley J. Tandy
Title:	Senior Vice President and Chief Legal Officer